SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2007
VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1200 Urban Center Drive, Birmingham, Alabama	35242
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (205) 298-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Vulcan Materials Company, a New Jersey corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on November 16, 2007 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed.
     As previously reported in the Initial Form 8-K (i) on August 14, 2007, at the special meeting of the shareholders of Florida Rock Industries, Inc. (“Florida Rock”), the Florida Rock shareholders approved the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 19, 2007, as amended April 9, 2007, by and among Florida Rock, Vulcan Materials Company (formerly named Virginia Holdco, Inc. and referred to herein as “Vulcan”), Legacy Vulcan Corp. (formerly named Vulcan Materials Company and referred to herein as “Legacy Vulcan”), Virginia Merger Sub, Inc. (“Virginia Merger Sub”) and Fresno Merger Sub, Inc. (“Fresno Merger Sub”); (ii) subsequent to the special meeting, on November 16, 2007, Fresno Merger Sub (a wholly owned subsidiary of Vulcan) merged with and into Florida Rock (the “Florida Rock Merger”) and Virginia Merger Sub (a wholly owned subsidiary of Vulcan) merged with and into Legacy Vulcan (the “Vulcan Merger” and, together with the Florida Rock Merger, the “Mergers”) and, as a result of the Mergers, each of Legacy Vulcan and Florida Rock became a wholly owned subsidiary of Vulcan; and (iii) pursuant to the Vulcan Merger, each outstanding share of common stock of Legacy Vulcan (the “Legacy Vulcan Common Stock”) was converted into one share of common stock of Vulcan (the “Vulcan Common Stock”) and pursuant to the Florida Rock Merger, 70% of the outstanding common shares of Florida Rock (the “Florida Rock Common Stock”) were converted into the right to receive $67.00 in cash, without interest, per share of Florida Rock Common Stock, and 30% of the shares of Florida Rock Common Stock were converted into the right to receive 0.63 of a share of Vulcan Common Stock per share of Florida Rock Common Stock.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
Florida Rock Industries, Inc. and Subsidiaries Consolidated Financial Statements as of September 30, 2007 and September 30, 2006 and for the Three Years Ended September 30, 2007 and Report of Independent Registered Public Accounting Firm.
Consolidated Balance Sheets at September 30, 2007 and September 30, 2006.
Consolidated Statements of Income for the Years Ended September 30, 2007, September 30, 2006 and September 30, 2005.
Consolidated Statements of Shareholders’ Equity and Comprehensive Income for the Years Ended September 30, 2007, September 30, 2006 and September 30, 2005.
Consolidated Statements of Cash Flows for the Years Ended September 30, 2007, September 30, 2006 and September 30, 2005.
Notes to Consolidated Financial Statements.
Report of Independent Registered Public Accounting Firm.
See Exhibit 99.1.
     (b) Pro Forma Financial Information.
Vulcan Materials Company Unaudited Pro Forma Condensed Combined Financial Statements.
Unaudited Pro Forma Condensed Combined Balance Sheet and Notes thereto.
Unaudited Pro Forma Condensed Combined Statements of Earnings and Notes thereto.
See Exhibit 99.2.
     (d) Exhibits.
The following exhibits are filed as part of this report:

Exhibit
Number	Description
23.1	Consent of KPMG LLP.
99.1	Florida Rock Industries, Inc. and Subsidiaries Consolidated Financial Statements as of September 30, 2007 and September 30, 2006 and for the Three Years Ended September 30, 2007 and Report of Independent Registered Public Accounting Firm.
99.2	Vulcan Materials Company Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

VULCAN MATERIALS COMPANY
(Registrant)

Dated: November 21, 2007	By:	/s/William F. Denson, III

William F. Denson, III

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of KPMG LLP.
99.1	Florida Rock Industries, Inc. and Subsidiaries Consolidated Financial Statements as of September 30, 2007 and September 30, 2006 and for the Three Years Ended September 30, 2007 and Report of Independent Registered Public Accounting Firm.
99.2	Vulcan Materials Company Unaudited Pro Forma Condensed Combined Financial Statements.